THE INCOME FUND OF AMERICA

ANNUAL REPORT for the year ended July 31, 1995

THE ADVANTAGES OF INVESTING REGULARLY

[The American Funds Group(R)]

THE INCOME FUND OF AMERICA

Seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

RESULTS AT A GLANCE

Here are results for The Income Fund of America(R) weighed against two leading unmanaged indexes widely used as measures of stock and bond market activity.

FOR THE PAST FISCAL YEAR
AUGUST 1, 1994 THROUGH JULY 31, 1995
THE INCOME FUND OF AMERICA                        +16.4%
Standard & Poor's 500 Composite Index             +26.1
Lehman Brothers Government/
  Corporate Bond Index                            +10.1

FOR THE PAST 10 FISCAL YEARS
AUGUST 1, 1985 THROUGH JULY 31, 1995
THE INCOME FUND OF AMERICA                        +215.4%

Standard & Poor's 500 Composite Index             +306.3
Lehman Brothers Government/
  Corporate Bond Index                            +158.2
Consumer Price Index (Inflation)                  +41.5
Average Savings Institution/1/                    +73.1


FOR THE PAST 21-1/2 YEARS
FROM DECEMBER 1, 1973, WHEN CAPITAL RESEARCH AND
MANAGEMENT COMPANY BECAME THE FUND'S INVESTMENT ADVISER,
THROUGH JULY 31, 1995
THE INCOME FUND OF AMERICA                        +1,496.1%

AVERAGE COMPOUND RETURN: +13.6% A YEAR


Standard & Poor's 500 Composite Index             +1,319.3
Lehman Brothers Government/
  Corporate Bond Index                            +605.0
Consumer Price Index (Inflation)                  +232.2
Average Savings Institution/1/                    +325.2

All results shown with dividends reinvested or interest compounded.

/1/ Based on figures, supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1995 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

               Total                  Average Annual
               Return                 Compound Return

TEN YEARS      +186.68%               +11.11%
FIVE YEARS     +63.55                 +10.34
ONE YEAR       +9.60                  -

Sales charges are lower for accounts of $50,000 or more. The fund's 30-day yield as of August 31, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 5.19%. Fund results through August 1988 do not reflect service and distribution expenses now paid under its Plan of Distribution. Such expenses may not exceed 0.25% of the fund's average net assets per year and currently amount to approximately 0.22%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS

Fiscal 1995 was a very rewarding year for investors in The Income Fund of America - and the 21st consecutive year in which IFA's shares rose in value on a total return basis.

     For the 12 months ended July 31, the gain was 16.4% with all distributions taken in shares. For those of you who took dividends totaling 83 cents a share in cash and accepted the capital gain distribution of 6 cents in shares, your income return was 5.6% and the value of your holdings increased 10.3%.

     As you can see at the left, IFA's 12-month results fell between those of Standard & Poor's 500 Composite Index, a broad measure of the U.S. stock market, and the Lehman Brothers Government/Corporate Bond Index, which tracks fixed-income securities.

     The fiscal 1995 results brought IFA's total return for the past 10 years to 215.4%, or an average compound return of 12.2% per year. During this 10-year period, too, the fund followed a middle course between these two indexes. However, over the 21-1/2 years that IFA has been managed by Capital Research and Management Company, it has outpaced both indexes, while providing a cumulative total return over four and one-half times that of the average savings account and more than six times the rate of inflation.

     This past fiscal year, nearly all of the fund's gain was achieved in the second half, with both equities and fixed-income securities making significant contributions. In the first half - and throughout almost all of calendar 1994 - rising interest rates cast a pall over both markets. Then, in November, bond prices bottomed and began to rise. The catalyst was the congressional elections, which offered fresh hope that the federal government might exercise greater fiscal responsibility. Reports of a softening economy reinforced the rally in bond prices and eased fears of inflation.

     Stocks began their rise in late December and continued moving upward well into the summer. Declining interest rates and improving corporate earnings combined to create a bullish environment for equities, with prices soaring to historic highs. In particular, technology issues experienced a frenzied run-up.

     Since IFA's primary emphasis is on income-producing investments, it owns comparatively few technology issues, which generally carry low yields. They are well represented in the S&P 500, however, and the run-up in those shares accounted for much of the differential between the fund and the index for the 12 months.

     At fiscal year-end, 54% of IFA's assets were invested in equity-type securities. The fund benefited during the year from strong showings by some of its biggest holdings, notably pharmaceutical stocks. Our largest equity investment, Eli Lilly, rose 60.9%, while the second largest, Bristol-Myers Squibb, increased 31.6%. We began accumulating substantial positions in these and other drug stocks a few years ago, when proposals for drastic health care reforms were making headlines and the stocks were generally out of favor.

     IFA also benefited during fiscal 1995 from its sizable investments in interest-rate-sensitive issues. Several of these stocks moved up sharply, including American Express (+45.3%) and Citicorp convertible preferred shares (+46.6%).

     The fund's fixed-income holdings - which accounted for 40% of net assets on July 31 - made a very solid contribution to our fiscal '95 results. A number of our higher yielding, higher risk corporate bonds did especially well, recording double-digit increases on a total return basis. These bonds accounted for 16% of net assets at the end of the fiscal year.

     We believe the outlook for interest rates - and for business generally - is rather uncertain at the moment. Although there have been signs of softening in parts of the economy, other sectors are showing renewed vigor. It is not yet clear whether the overall pace of growth will be strong enough to intensify inflation and move interest rates up, or weak enough to allow further reductions in rates.

     On the following pages, we invite you to meet several of your fellow investors who pursue a technique called "dollar cost averaging." It is a discipline that can provide those who are patient with a rewarding investment experience, while avoiding the uncertainties of attempting to time investments to catch short-term swings in the stock and bond markets. We believe this technique fits well with the objectives of The Income Fund of America.

Cordially,

Walter P. Stern
Chairman of the Board

George A. Miller
President

September 8, 1995

FOLLOWING THE COURSE
OF AN INVESTMENT IN IFA

     Here's how a $10,000 investment in IFA grew between December 1, 1973 - the day that Capital Research and Management Company became the fund's investment adviser - and July 31, 1995, the end of the fund's latest fiscal year.

     As you can see, the $10,000 would have grown to $150,385 with all distributions reinvested, an average increase of 13.3% a year. That's better than the major unmanaged stock and bond market indexes tracked on the chart.

     The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown.

AVERAGE ANNUAL
COMPOUND RETURNS*
(for periods ended July 31, 1995)


TEN YEARS                 +11.51%

FIVE YEARS                +10.85%

ONE YEAR                  +9.72%


*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

THE CASE FOR INVESTING REGULARLY
DOLLAR COST AVERAGING IS A SYSTEMATIC APPROACH THAT CAN WORK - IF YOU STAY WITH IT THROUGH GOOD TIMES AND BAD.

     Changing the oil in your car at regular intervals and brushing your teeth twice a day are good habits that pay off in the long run. So is investing regularly. It's a proven method of accumulating assets over time and a good way to start preparing yourself financially for a comfortable retirement or some other worthwhile goal.

     One of the best ways to invest regularly is by "dollar cost averaging." This strategy calls for investing at consistent intervals such as once a month or every quarter. It can be made to work with various types of investments, but it is especially well-suited to mutual funds, where you can easily buy shares in increments that suit your pattern of investing.

     Thousands of shareholders - including those you'll meet on the next few pages - use this technique to build up their holdings in The Income Fund of America. It's also the technique you use, probably without realizing it, if you participate in a corporate retirement plan that makes regular investments on your behalf.

     With dollar cost averaging, your investment program is on autopilot. You do not have to guess which way the financial markets may move next and you won't be waiting around for the perfect time to buy. It's a discipline that requires you to invest regardless of what's happening in the markets and insulates you from the kinds of mistakes that are often caused by emotional factors. It prevents you from becoming overly excited and investing too much when securities prices are approaching their peak, and it keeps you investing at difficult yet potentially profitable times, when prices are lower.

     An additional advantage of dollar cost averaging is that it can allow periodic fluctuations in the share price to work in your favor. You end up buying more shares when the price or net asset value is down, and fewer shares when it's up. During long periods when the markets have risen more often than they have fallen, this technique may enable you to accumulate your holdings at an average cost per share that is quite a bit lower than the average price over the period.

     To illustrate how this works in the case of IFA, let's suppose you had opened an account with a $1,000 investment and added $100 on the first day of every month thereafter throughout the fund's lifetime./1/ This lengthy span, dating back to December 1973, has seen a variety of economic and investment conditions, including bull and bear markets in both stocks and bonds. During this time, IFA's share price has traveled upward, though not in a straight line; it has risen or remained unchanged from the start of one month to the beginning of the next a total of 149 times, while declining 110 times. The declines generally have been smaller than the increases, reflecting the overall rising trend of securities prices during this period. By investing regularly and taking advantage of those 110 downward fluctuations, you would have made your monthly investments at an average price per share of $9.91, or 92 cents below the average monthly share price for the period. Your systematic monthly investments totaling $26,900 during the 21-1/2 years, plus the value of all your reinvested distributions, would have grown to $147,315 by July 31, 1995.

     Your broker or financial planner can help you set up a dollar cost averaging program that meets your specific needs. You may want to arrange to have it funded through automatic deductions from your checking account. Many IFA shareholders find that a convenient way of keeping their investment program on autopilot.

     Keep in mind that dollar cost averaging does not ensure a profit or protect against loss, and its success depends on your willingness to keep investing at times when the share price declines. However, if you stick with the program through good times and bad, you have an opportunity to build a substantial nest egg.

/1/ From December 1, 1973, when Capital Research and Management Company became The Income Fund of America's investment adviser. This example assumes all distributions were taken in shares. Current sales charges, where applicable, have been used to calculate the results.

[Begin photo caption] The Matulas gather for an informal portrait in front of their 75-year-old barn.[End photo caption]

[Begin photo caption] At the Matula farm, five-year-old Quinn rides Bear, one of the family's two horses, while his mother holds the reins. Quinn's eight-year-old sister, Sable, rides the Matulas' old pony, Blue-Boy, with dad walking alongside. [End photo caption]

[Begin photo caption] Feeding time for Blue-Boy. [End photo caption]

THE MATULAS: THE GOOD LIFE IN THE COUNTRY

Kyna and Laurence Matula were both teaching horseback riding at summer camps when they met nearly 20 years ago. "The camps were on opposite sides of one of those clear blue lakes that northern Minnesota is famous for," recalls Kyna. "We used to meet on the trails in the north woods when we took the kids from the camps out riding."

     Fast forward two decades and we find the Matulas with two children, Sable and Quinn, and two horses (Bear and Blue-Boy), living on a farm in the northern Illinois countryside. Kyna teaches fine arts at a local high school; Laurence manages a division of Acrux Information Systems that installs computers in schools.

     "We enjoy country living," says Kyna. "We're outdoors people. Our idea of a good vacation is to take a camping trip and ride our bikes all day. We used to ride about 60 miles in a day. Now we're down to around 30, and by the time we retire I suppose we may be doing even less than that."

     Several years ago, the Matulas began calculating how much income they will need when they retire. The results of those calculations, says Laurence, "were a little scary." With the help of their financial adviser, the Matulas arranged to begin investing regularly in IFA through automatic withdrawals from their bank account.

     "We needed the discipline of a set program," says Laurence. "We didn't know it by the name dollar cost averaging. We just wanted something where we could put away the money each month, let it grow, and not have to pay close attention to it all the time. That way works best for us."

THE MAPLE TREE: A LEARNING EXPERIENCE

In 1985, Ron Calaway and Gary Seiler bought a roadside restaurant near Madison, Wisconsin and renamed it the Maple Tree. Seiler had been a troubleshooter for a fast-food chain, Calaway a department store manager. "Between us we thought we knew a thing or two about managing," says Ron. "But we discovered there was an awful lot we didn't know."

     One thing the partners had to learn the hard way was planning for big crowds on holidays. On their first Mother's Day, they ended up serving nearly 1,000 people with a skeleton staff and washing dishes well into the night. "That was a day from hell," recalls Ron's wife, Barbara, who keeps the Maple Tree's books and occasionally helps out in the restaurant.

     The following year, St. Patrick's Day provided another learning experience. Says Gary: "We made the mistake of offering a St. Paddy's Day special dinner at a very low price, $3.95. All of the tables were filled half an hour before we started serving, and more people were lined up outside the front door. By 6:30 p.m. we had run out of corned beef and we had more than a few unhappy customers."

     A couple of years later, with the Maple Tree packed for dinner on New Year's Eve, the head chef threatened to quit unless he was given a raise. After that, Gary decided to take over the job of running the kitchen himself. "That was the turning point," says Ron, who works at the restaurant five nights a week. From then on the owners became doers as well as managers, and the Maple Tree's fortunes improved steadily.

     In 1992, with help from their broker, Gary and Ron set up an IFA dollar cost averaging account for their business. The account serves as a reserve for unforeseen contingencies and a potential source of funds for an expansion of the restaurant. "We want to enlarge the place and remodel it, but we're going to proceed cautiously," says Ron. "I hope we're getting a little smarter as we get a little older. I think that's the way it's supposed to work."

[Begin photo caption] In the kitchen of their restaurant, Ron Calaway (with menus) and Gary Seiler pause in the middle of their workday. [End photo caption]

[Begin photo caption] In the summertime, Ron and Barbara like to start the day with a trip in their rowboat around the lake in front of their home. [End photo caption]

[Begin photo caption] The Seilers are avid softball players. That's Mary catching, husband Gary at the plate, and Erin, their daughter, doing the pitching. [End photo caption]

[Begin photo caption]Helen and Orrin Colley play a round of golf at a club near their Massachusetts home.[End photo caption]

[Begin photo caption]Golf is a favorite year-round hobby for the Colleys.[End photo caption]

[Begin photo caption]A cherished summer pastime is baby-sitting their grandchildren at the beach.[End photo caption]

THE COLLEYS: ON THE LINKS 12 MONTHS A YEAR

From about May through October, Orrin and Helen Colley play golf several times a week at a country club near their home in Duxbury on the Massachusetts coast. When the temperature drops and the weather forecasts begin to mention snow, they pack their clubs in the back of the car and head for southern Florida. There, the Colleys play golf regularly at a club near their winter home, a condominium in the Fort Myers area.

     "The conventional wisdom is that the more often you go out on the course, the better you get," says Orrin. "I'm not sure that's always true. In fact, there are times when I think maybe we play too darn much golf."

     Orrin and Helen are native New Englanders. Their family, including three grown daughters and five granddaughters, all live within 50 miles of Duxbury. "That's great for us because it means we get to see quite a bit of the kids, especially during the summer," says Helen.

     For nearly 25 years, Orrin operated a property and casualty insurance agency in nearby Marshfield. In 1991, he and his partner sold the agency, and Orrin became an insurance consultant for the buyer.

     The Colleys have been dollar cost averagers in IFA since 1987, when their broker encouraged them to open an account. Although semi-retired, they still contribute to it regularly. "At some point," says Orrin, "I suppose we might consider switching to an automatic withdrawal plan."

ONSETT INTERNATIONAL: CREATING INFORMATION NETWORKS

Nina Tsao is an information technology expert who decided five years ago to pursue a long-held dream. She formed her own consulting firm, Onsett International, in Cambridge, Massachusetts. Onsett helps companies, including large global enterprises, build computerized information networks.

     "Basically what we do," says Nina, "is take distributed software and hardware and put them together to create an information technology infrastructure that's adaptable to a client's changing needs. It's an exciting business and a competitive one, and it's a field that I have dedicated my career to."

     Nina Tsao is no stranger to information technology. A native of Hong Kong, she holds advanced degrees in computer science from two American universities and was one of the original developers of the ARPAnet (which was part of what is now commonly called the Internet) for the U.S. Department of Defense. Before starting Onsett, she was director of network systems development for Data General and vice president of engineering at Ztel, a provider of digital switching systems. She also was a systems designer and network architect at Digital Equipment Corporation.

     Onsett has clients in several countries and has been growing steadily. To accumulate funds for future expansion - and to provide what Nina calls "a financial safety net" - three years ago she and her financial adviser set up a plan that includes a dollar cost averaging account in IFA. "Averaging makes sense as a way to build up our cash reserve," she says. Her long-range goal for Onsett is ambitious. "I want this to become a great company," she says, "and one that has a positive impact on business and society."

[Begin photo caption]Nina Tsao runs Onsett International from an office overlooking the Charles River and downtown Boston.[End photo caption]

[Begin photo caption]Biking consumes some of Nina's spare time. She also enjoys skiing, tennis, and playing the guitar.[End photo caption]

EXAMPLES OF DOLLAR COST AVERAGING*

Here is how your money would have grown if you had invested $100 a month in The Income Fund of America on the first of each month throughout these periods (ending July 31, 1995):

                           Your cumulative         The value of
                           investment would        your IFA shares would
                           have been...            have grown to...

Five Years                 $6,900                  $9,193

Ten Years                  12,900                  23,312

Fifteen Years              18,900                  57,219

Twenty Years               24,900                  115,735


*These hypothetical examples assume an initial investment of $1,000 to open the account, with all distributions taken in shares. Current sales charges, where applicable, have been used to calculate the results.


THE INCOME FUND OF AMERICA
INVESTMENT PORTFOLIO    July 31, 1995

Equity-Type Securities            53.81%

Corporate Bonds                   23.34%

Government Bonds                  17.15%

Cash & Equivalents                5.70%


**********

----------------------------                  -------------

                                              Percent of

Ten Largest Stock Holdings                    Net Assets

----------------------------                  -------------



Eli Lilly                                     1.91%

Bristol-Myers Squibb                          1.59

Philip Morris                                 1.46

American Home Products                        1.30

Upjohn                                        1.17

Occidental Petroleum                          .87

Lincoln National                              .85

Ford Motor                                    .78

Phillips Petroleum                            .78

U S WEST                                      .77


**********

----------------------------------                                   ---                ---                 ---

                                                                     Shares or          Market              Percent

                                                                     Principal          Value               of Net

Equity-Type Securities                                               Amount             (000)               Assets

----------------------------------                                   ---                ---                 ---

Banking - 7.65%

AmSouth Bancorporation                                               750,000            $26,344             .21%

Banc One Corp.                                                       1,500,000          47,625              .39

BANCORP HAWAII, INC.                                                 800,000            24,500              .20

Bank of New York Co., Inc.                                           1,300,000          52,163

Bank of New York Co., Inc. 7.50% convertible debentures

 2001                                                                $13,000,000        26,665              .64

Bankers Trust New York Corp.                                         1,000,000          64,500              .52

CalFed Inc., Class A (1)                                             328,535            4,558               .04

Central Fidelity Banks, Inc.                                         281,250            8,930               .07

CHEMICAL BANKING CORP.                                               1,600,000          82,600              .67

Citicorp $5.375 convertible preferred, Series 13                     160,000            27,200              .22

Comerica Inc.                                                        1,080,000          37,800              .31

CoreStates Financial Corp.                                           1,700,000          62,050              .50

First Chicago Corp.                                                  575,000            34,931              .28

FIRST FIDELITY BANCORPORATION                                        558,900            35,211              .29

First Interstate Bancorp                                             250,000            21,531              .18

First Nationwide Bank, FSB preferred                                 100,000            10,900              .09

FIRST SECURITY CORP.                                                 1,125,000          31,219              .25

FIRST TENNESSEE NATIONAL CORP.                                       900,000            44,325              .36

First Union Corp.                                                    1,700,000          83,087              .68

Fleet Financial Group, Inc.                                          1,225,000          43,641              .36

Glendale Federal Bank, FSB (1)                                       234,367            3,223

Glendale Federal Bank, FSB warrants, expire 1999 (1)                 6,175              8                   .03

Mellon Bank Corp.                                                    375,000            15,047              .12

J.P. Morgan & Co. Inc.                                               660,000            48,263              .39

NATIONAL CITY CORP.                                                  950,000            29,094              .24

PNC Bank Corp.                                                       2,460,000          60,577              .49

Royal Bank of Canada                                                 380,000            8,128               .07

Washington Mutual Savings Bank $6.00 convertible

 preferred, Series D                                                 60,000             6,075               .05

                                                                                        --------            -----

                                                                                        940,195             7.65

                                                                                        --------            -----





Health & Personal Care - 7.63%

American Home Products Corp.                                         2,030,000          160,370             1.30

Baxter International Inc.                                            1,300,000          48,425              .39

Bristol-Myers Squibb Co.                                             2,815,000          194,939             1.59

Glycomed Inc. 7.50% convertible debentures 2003                      $5,000,000         3,550               .03

Eli Lilly and Co.                                                    3,000,000          234,750             1.91

Merck & Co., Inc.                                                    800,000            41,300              .34

Tambrands Inc.                                                       960,000            45,240              .37

Upjohn Co.                                                           3,750,000          144,375             1.17

Warner-Lambert Co.                                                   775,000            65,100              .53

                                                                                        --------            -----

                                                                                        938,049             7.63

                                                                                        --------            -----





Energy Sources - 6.14%

Amoco Corp.                                                          850,000            57,162              .46

Atlantic Richfield Co.                                               700,000            80,675              .66

California Energy Co., Inc. 5.00% convertible debentures

 2000 (2)                                                            $10,000,000        9,900               .08

Chevron Corp.                                                        1,135,000          56,041              .46

Chieftain International Funding Corp. $1.8125

 convertible preferred                                               152,500            3,603               .03

Cyprus Amax Minerals Co. $4.00 convertible preferred,

 Series A                                                            465,000            28,772              .23

Howell Corp. $3.50 convertible preferred, Series A                   60,000             3,060               .02

Mobil Corp.                                                          550,000            53,763              .44

Occidental Petroleum Corp.                                           4,000,000          90,000

Occidental Petroleum Corp. $3.875 convertible

 preferred (2)                                                       300,000            16,950              .87

Oryx Energy Co. 7.50% convertible debentures 2014                    $9,500,000         8,170               .07

Phillips Petroleum Co.                                               2,700,000          95,512              .78

Santa Fe Energy Resources, Inc. $0.732 DECS

 convertible preferred, Series A                                     500,000            4,813               .04

Sun Co., Inc.                                                        1,632,000          47,940              .39

Texaco Inc.                                                          1,275,000          84,787              .69

Unocal Corp. $3.50 convertible preferred (2)                         750,000            39,937              .32

USX-Marathon Group                                                   3,100,000          62,388              .51

Valero Energy Corp. $3.125 convertible preferred                     228,100            11,262              .09

                                                                                        --------            -----

                                                                                        754,735             6.14

                                                                                        --------            -----





Insurance - 4.03%

Aetna Life and Casualty Co.                                          600,000            37,125              .30

Alexander & Alexander Services Inc. $3.625 convertible

 preferred, Series A (2)                                             220,000            10,780              .09

ALLSTATE CORP.                                                       416,141            13,004              .11

American General Corp.                                               1,550,000          56,381              .46

CIGNA Corp.                                                          975,000            78,609              .64

Lincoln National Corp.                                               2,540,000          104,457             .85

Ohio Casualty Corp.                                                  1,795,000          57,889              .47

SAFECO CORP.                                                         750,000            43,875              .36

St. Paul Companies, Inc.                                             1,280,000          62,400              .51

Trenwick Group Inc. 6.00% convertible debentures 1999                $3,000,000         3,135               .02

USF&G Corp.                                                          1,351,071          22,293

USF&G Corp. 0% convertible debentures 2009                           $10,000,000        5,500               .22

                                                                                        --------            -----

                                                                                        495,448             4.03

                                                                                        --------            -----





Telecommunications - 3.42%

Ameritech Corp.                                                      1,300,000          62,887              .51

Bell Atlantic Corp.                                                  1,550,000          88,738              .72

BellSouth Corp.                                                      250,000            16,937              .14

Dial Page, Inc. warrants (1)                                         51,912             0                   .00

GTE Corp.                                                            708,000            25,134              .20

NYNEX Corp.                                                          1,000,000          41,250              .34

Pacific Telesis Group                                                2,635,000          74,439              .61

Sprint Corp.                                                         465,000            15,926              .13

U S WEST, Inc.                                                       1,830,000          78,461

U S WEST, Inc. 0% convertible debentures 2011                        $50,000,000        16,188              .77

                                                                                        --------            -----

                                                                                        419,960             3.42

                                                                                        --------            -----





Utilities: Electric & Gas - 3.29%

Consolidated Edison Co. of New York, Inc.                            400,000            11,600              .10

Detroit Edison Co.                                                   1,600,000          47,200              .38

Eastern Utilities Associates                                         640,000            13,920              .11

Entergy Corp.                                                        3,675,000          87,281              .71

General Public Utilities Corp.                                       1,157,200          33,414              .27

Houston Industries Inc.                                              1,200,000          52,500              .43

Long Island Lighting Co.                                             2,450,000          39,200              .32

NorAm Energy Corp.                                                   1,652,300          11,360              .09

Pacific Gas and Electric Co.                                         2,355,200          69,478              .57

PECO Energy Co.                                                      276,000            7,901               .07

Puget Sound Power & Light Co.                                        700,000            15,050              .12

Texas Utilities Co.                                                  333,037            11,282              .09

Unicom Corp.                                                         150,000            4,162               .03

                                                                                        --------            -----

                                                                                        404,348             3.29

                                                                                        --------            -----





Beverages & Tobacco - 2.42%

American Brands, Inc.                                                1,600,000          63,800              .52

Philip Morris Companies Inc.                                         2,500,000          179,062             1.46

RJR Nabisco Holdings Corp.                                           1,000,000          27,625              .22

UST Inc.                                                             1,000,000          27,250              .22

                                                                                        --------            -----

                                                                                        297,737             2.42

                                                                                        --------            -----





Transportation: Airlines - 1.45%

Air Wis Services, Inc. 7.75% convertible

 debentures 2010                                                     $4,000,000         3,120               .03

Alaska Air Group, Inc. 0% convertible debentures 2006                $28,000,000        12,950              .11

AMR Corp. 6.125% convertible QUICS 2024                              $70,000,000        72,800              .59

Delta Air Lines, Inc. $3.50 convertible preferred, Class

 C                                                                   915,000            56,616

Delta Air Lines, Inc. 3.23% convertible debentures 2003              $20,000,000        20,050              .62

UAL Corp. preferred, Series B                                        400,000            12,350              .10

                                                                                        --------            -----

                                                                                        177,886             1.45

                                                                                        --------            -----





Chemicals - 1.36%

Dow Chemical Co.                                                     500,000            37,063              .30

E.I. du Pont de Nemours and Co.                                      600,000            40,200              .33

Eastman Chemical Co.                                                 495,000            31,680              .26

BFGoodrich Co.                                                       465,000            25,226              .20

MONSANTO CO.                                                         300,000            27,937              .23

RPM, Inc. 0% convertible debentures 2012                             $12,500,000        5,219               .04

                                                                                        --------            -----

                                                                                        167,325             1.36

                                                                                        --------            -----





Forest Products & Paper - 1.25%

Federal Paper Board Co., Inc.                                        1,050,000          39,244              .32

James River Corp. of Virginia                                        550,000            18,356

James River Corp. of Virginia $1.55 DECS convertible

 preferred                                                           675,000            19,744              .31

Riverwood International Corp. 6.75% convertible

 debentures 2003 (2)                                                 $4,000,000         5,560               .05

Union Camp Corp.                                                     550,000            30,938              .25

WEYERHAEUSER CO.                                                     851,900            39,826              .32

                                                                                        --------            -----

                                                                                        153,668             1.25

                                                                                        --------            -----





Real Estate - 1.20%

Kimco Realty Corp.                                                   125,700            5,012               .04

Meditrust                                                            1,050,000          35,438

Meditrust 7.50% convertible debentures 2001                          $5,000,000         5,000               .33

SECURITY CAPITAL PACIFIC TRUST (FORMERLY PROPERTY

 TRUST OF AMERICA)                                                   730,000            13,231

SECURITY CAPITAL PACIFIC TRUST $1.75

 CONVERTIBLE PREFERRED, SERIES A                                     600,000            13,500              .22

Security Capital Realty, Inc. (1)(2)                                 18,680             17,830

Security Capital Realty, Inc. 12.00% convertible

 debentures 2014 (2)                                                 $14,150,100        12,912              .24

Weingarten Realty Investors                                          1,025,847          36,546              .30

Western Investment Real Estate Trust                                 714,900            8,400               .07

                                                                                        --------            -----

                                                                                        147,869             1.20

                                                                                        --------            -----





Automobiles - 1.04%

FORD MOTOR CO.                                                       1,700,000          49,087

Ford Motor Co. $4.20 cumulative convertible preferred,

 Series A                                                            500,000            47,563              .78

General Motors Corp.                                                 650,000            31,687              .26

                                                                                        --------            -----

                                                                                        128,337             1.04

                                                                                        --------            -----





Business & Public Services - 1.02%

Air & Water Technologies Corp. 8.00% convertible

 debentures 2015                                                     $9,900,000         8,167               .07

Ceridian Corp. $2.75 cumulative convertible

 exchangeable preferred                                              170,500            15,729              .13

Deluxe Corp.                                                         850,000            27,306              .22

Dun & Bradstreet Corp.                                               1,200,000          67,500              .55

Sanifill, Inc. 7.50% convertible debentures 2006                     $6,000,000         6,900               .05

                                                                                        --------            -----

                                                                                        125,602             1.02

                                                                                        --------            -----





Financial Services - 0.79%

American Express Co.                                                 750,000            28,875              .23

Beneficial Corp.                                                     1,000,000          47,375              .39

First USA 6.25% PRIDES convertible preferred                         500,000            20,438              .17

                                                                                        --------            -----

                                                                                        96,688              .79

                                                                                        --------            -----





Recreation & Other Consumer Products - 0.76%

Coleman Co., Inc. 0% convertible debentures 2013                     $8,000,000         2,400               .02

Eastman Kodak Co.                                                    600,000            34,575              .28

Hasbro, Inc. 6.00% convertible debentures 1998                       $7,950,000         8,735               .07

Jostens, Inc.                                                        2,074,000          47,183              .39

                                                                                        --------            -----

                                                                                        92,893              .76

                                                                                        --------            -----





Merchandising - 0.70%

Melville Corp.                                                       900,000            32,400              .26

J.C. PENNEY CO., INC.                                                800,000            38,700              .32

SEARS, ROEBUCK AND CO.                                               448,895            14,645              .12

                                                                                        --------            -----

                                                                                        85,745              .70

                                                                                        --------            -----





Multi-Industry - 0.69%

Harsco Corp.                                                         325,000            18,078              .15

Tenneco Inc.                                                         1,356,266          67,135              .54

                                                                                        --------            -----

                                                                                        85,213              .69

                                                                                        --------            -----





Metals: Steel - 0.68%

Bethlehem Steel Corp. $3.50 convertible preferred (2)                250,000            11,437              .09

Carpenter Technology Corp.                                           250,000            18,438              .15

USX Corp. $3.25 convertible preferred                                350,000            16,800

USX Corp. 5.75% convertible debentures 2001                          $21,000,000        19,110

USX Corp. 0% convertible debentures 2005                             $40,000,000        18,400              .44

                                                                                        --------            -----

                                                                                        84,185              .68

                                                                                        --------            -----





Broadcasting & Publishing - 0.64%

Comcast Corp. 1.125% convertible debentures 2007                     $54,000,000        27,000              .22

Time Warner Inc. 0% convertible debentures 2012                      $67,000,000        22,445

TIME WARNER INC. 0% CONVERTIBLE DEBENTURES 2013                      $25,000,000        10,187              .26

Turner Broadcasting System, Inc. 0% convertible

 debentures 2007 (2)                                                 $45,000,000        19,350              .16

                                                                                        --------            -----

                                                                                        78,982              .64

                                                                                        --------            -----





Food & Household Products - 0.60%

Clorox Co.                                                           250,000            16,406              .13

ConAgra, Inc. $1.6875 convertible preferred, Class E                 100,000            3,812               .03

GENERAL MILLS, INC.                                                  450,000            23,513              .19

H.J. Heinz Co.                                                       700,000            30,362              .25

                                                                                        --------            -----

                                                                                        74,093              .60

                                                                                        --------            -----





Industrial Components - 0.52%

Dana Corp.                                                           700,000            20,650              .17

GOODYEAR TIRE & RUBBER CO.                                           1,000,000          43,375              .35

                                                                                        --------            -----

                                                                                        64,025              .52

                                                                                        --------            -----



Machinery & Engineering - 0.42%

Deere & Co.                                                          350,000            31,456              .26

Thermo Electron Corp. 5.00% convertible debentures

 2001 (2)                                                            $13,800,000        20,010              .16

                                                                                        --------            -----

                                                                                        51,466              .42

                                                                                        --------            -----





Metals: Nonferrous - 0.42%

Alumax Inc. $4.00 convertible preferred, Series A                    140,000            20,020              .16

FREEPORT-MCMORAN COPPER & GOLD INC., CLASS B                         299,991            8,100               .07

Inco Ltd. 5.75% convertible debentures 2004                          $15,000,000        19,350              .16

Kaiser Aluminum Corp. 8.255% PRIDES convertible

 preferred                                                           260,000            3,705               .03

                                                                                        --------            -----

                                                                                        51,175              .42

                                                                                        --------            -----





Miscellaneous Materials & Commodities - 0.30%

FREEPORT-MCMORAN INC. (1)                                            427,500            2,137               .02

Olin Corp.                                                           600,000            34,725              .28

                                                                                        --------            -----

                                                                                        36,862              .30

                                                                                        --------            -----





Transportation: Rail & Road - 0.23%

BURLINGTON NORTHERN INC. $3.125 CONVERTIBLE

 PREFERRED, SERIES A                                                 258,500            19,129              .16

Yellow Corp.                                                         607,500            9,188               .07

                                                                                        --------            -----

                                                                                        28,317              .23

                                                                                        --------            -----



Energy Equipment - 0.18%

COOPER INDUSTRIES, INC.                                              600,000            22,425              .18

                                                                                        --------            -----





Textiles & Apparel - 0.15%

Brown Group, Inc.                                                    730,000            18,159              .15

                                                                                        --------            -----





Leisure & Tourism - 0.12%

Topps Co., Inc.                                                      2,345,000          14,656              .12

                                                                                        --------            -----





Electronic Components - 0.10%

Maxtor Corp. 5.75% convertible debentures 2012                       $7,500,000         4,500               .04

SEAGATE TECHNOLOGY 5.00% CONVERTIBLE DEBENTURES 2003 (2)             $4,365,000         7,562               .06

                                                                                        --------            -----

                                                                                        12,062              .10

                                                                                        --------            -----





Data Processing & Reproduction - 0.08%

Data General Corp. 7.75% convertible debentures 2001                 $10,500,000        9,293               .08

                                                                                        --------            -----





Gold Mines - 0.08%

Newmont Mining Corp. $2.75 convertible preferred (2)                 150,000            9,113               .08

                                                                                        --------            -----







MISCELLANEOUS: Equity-type securities

 in initial period of acquisition                                                       547,225             4.45

                                                                                        --------            -----



TOTAL EQUITY-TYPE SECURITIES (cost: $5,484,689,000)                                     6,613,736           53.81

                                                                                        --------            -----



----------------------------------                                   ---

                                                                     Principal

Bonds & Notes                                                        Amount

                                                                     (000)

----------------------------------                                   ---

Broadcasting, Advertising & Publishing - 4.59%

Adelphia Communications Corp. 12.50% 2002                            $ 4,000            4,120

Adelphia Communications Corp. 9.50% 2004 (3)                         18,798             15,790

Adelphia Communications Corp. 9.875% 2005                            17,000             15,555              .29

American Media Operations, Inc. 11.625% 2004                         14,250             15,176              .12

Bell Cablemedia PLC 0%/11.95% 2004 (4)                               47,000             31,255              .25

Cablevision Industries Corp. 10.75% 2004                             18,000             19,350

Cablevision Industries Corp. 9.875% 2013                             15,500             16,895

Cablevision Industries Corp. 9.875% 2023                             10,000             10,800              .39

Century Communications Corp. 9.50% 2000                              3,500              3,561

Century Communications Corp. 9.75% 2002                              8,500              8,712

Century Communications Corp. 11.875% 2003                            4,400              4,686               .14

Comcast Corp. 10.25% 2001                                            11,100             11,932

COMCAST CORP. 9.375% 2005                                            4,000              4,055               .13

Continental Cablevision, Inc. 8.50% 2001                             18,200             18,473

Continental Cablevision, Inc. 10.625% 2002                           5,500              5,857

Continental Cablevision, Inc. 8.625% 2003                            4,000              4,090

Continental Cablevision, Inc. 8.875% 2005                            7,000              7,210

Continental Cablevision, Inc. 11.00% 2007                            2,000              2,215

Continental Cablevision, Inc. 9.50% 2013                             15,000             15,675              .44

Falcon Holding Group, LP 11.00% 2003 (3)                             18,208             16,387              .13

HEARTLAND WIRELESS COMMUNICATIONS, INC. 13.00% 2003 (2)              3,000              3,180               .03

Infinity Broadcasting Corp. 10.375% 2002                             10,000             10,650              .09

Insight Communications Co., LP 8.25% 2000 (5)                        10,750             10,857              .09

Jones Intercable, Inc. 10.50% 2008                                   15,000             16,125              .13

Marvel Holdings Inc. 0% 1998                                         62,750             44,866              .37

News America Holdings Inc. 12.00% 2001                               7,100              7,984

News America Holdings Inc. 8.50% 2005                                7,500              8,052

News America Holdings Inc. 10.125% 2012                              20,000             22,882

News America Holdings Inc. 8.45% 2034                                7,500              8,004               .38

PEOPLE'S CHOICE TV CORP. 0%/13.125% 2004 (4)                         4,000              1,920               .02

Rogers Communications Inc. 10.875% 2004                              3,500              3,627               .03

Storer Communications, Inc. 10.00% 2003                              6,000              6,000               .05

Summitt Communications 10.50% 2005                                   6,655              7,320               .06

Time Warner Inc. 7.45% 1998                                          10,000             10,059

Time Warner Inc. 9.625% 2002                                         28,000             31,312

Time Warner Inc. 10.15% 2012                                         12,000             13,874

TIME WARNER INC. 9.125% 2013                                         15,000             15,538              .57

TKR Cable I, Inc. 10.50% 2007                                        30,000             33,743              .27

United International Holdings, Inc. 0% 1999                          19,750             11,653              .09

Univision Television Group, Inc. 11.75% 2001                         17,000             18,275              .15

Viacom International Inc. 9.125% 1999                                4,000              4,160

Viacom International Inc. 10.25% 2001                                8,000              8,920               .10

Videotron Holdings PLC 0%/11.125% 2004 (4)                           37,500             24,562              .20

YOUNG BROADCASTING INC. 10.125% 2005 (2)                             8,000              8,200               .07

                                                                                        --------            -----

                                                                                        563,557             4.59

                                                                                        --------            -----





Telecommunications - 3.74%

Cellular, Inc. 0%/11.75% 2003 (4)                                    18,000             13,320              .11

CenCall Communications Corp. 0%/10.125% 2004 (4)                     41,100             21,989              .18

Centennial Cellular Corp. 8.875% 2001                                28,000             26,600

CENTENNIAL CELLULAR CORP. 10.125% 2005                               1,500              1,506               .23

Comcast Cellular Corp., Series A, 0% 2000                            42,000             30,870

Comcast Cellular Corp., Series B, 0% 2000                            40,800             29,988              .49

COMMNET CELLULAR INC. 11.25% 2005                                    3,000              3,105               .02

Dial Call Communications, Inc. 0%/12.25% 2004 (4)                    48,500             25,462              .21

GEOTEK COMMUNICATIONS, INC. 0%/15.00% 2005 (2)(4)                    10,000             4,925               .04

Horizon Cellular Telephone Co., LP, Series B,

 0%/11.375% 2000 (4)                                                 15,000             12,000              .10

International CableTel Inc. 0%/10.875% 2003 (4)                      20,075             13,450

INTERNATIONAL CABLETEL INC. 0%/12.75% 2005 (2)(4)                    22,000             13,090              .22

MFS Communications Co., Inc. 0%/9.375% 2004 (4)                      69,050             49,716              .40

MobileMedia Communications, Inc. 0%/10.50% 2003 (4)                  14,500             9,715               .08

NEXTEL Communications, Inc. 0%/11.50% 2003 (4)                       48,500             29,343

NEXTEL Communications, Inc. 0%/9.75% 2004 (4)                        68,500             35,962              .53

Paging Network, Inc. 11.75% 2002                                     9,500              10,355              .08

PanAmSat, LP 9.75% 2000                                              15,300             15,835              .13

PriCellular Wireless Corp. 0%/14.00% 2001 (2)(4)                     10,000             8,200               .07

PRONET, INC. 11.875% 2005 (2)                                        3,000              3,120               .03

Rogers Cantel Mobile Communications Inc. 10.75% 2001                 46,000             47,955              .39

TCI COMMUNICATIONS, INC. 8.75% 2015                                  8,000              8,080               .07

Tele-Communications, Inc. 9.875% 1998                                7,100              7,555

Tele-Communications, Inc. 10.125% 2001                               5,000              5,605

Tele-Communications, Inc. 9.80% 2012                                 20,000             22,108

Tele-Communications, Inc. 9.25% 2023                                 10,000             10,161              .36

                                                                                        --------            -----

                                                                                        460,015             3.74

                                                                                        --------            -----





Forest Products & Paper - 1.83%

Container Corp. of America 9.75% 2003                                69,025             70,751

Container Corp. of America 11.25% 2004                               16,000             17,120              .72

Fort Howard Corp. 9.25% 2001                                         19,500             19,500

Fort Howard Corp. 8.25% 2002                                         4,500              4,275

Fort Howard Corp. 10.00% 2003                                        5,000              4,975

Fort Howard Corp. 9.00% 2006                                         18,500             17,159              .37

Grupo Industrial Durango, SA de CV 9.636% 1996 (2)(5)                7,500              6,994

Grupo Industrial Durango, SA de CV 12.00% 2001                       2,500              2,175               .08

PT Indah Kiat Pulp & Paper Corp. 11.375% 1999                        4,000              4,100

PT Indah Kiat Pulp & Paper Corp. 8.875% 2000 (2)                     11,500             10,551

PT Indah Kiat Pulp & Paper Corp. 11.875% 2002                        4,500              4,601               .15

PT Indorayon Yankee 9.125% 2000                                      4,500              4,129               .03

Klabin Fabricadora de Papel e Celulose SA 10.00% 2001                2,500              2,288               .02

Pacific Lumber Co. 10.50% 2003                                       1,500              1,402               .01

REPAP WISCONSIN 9.875% 2006                                          17,500             17,413              .14

Riverwood International Corp. 10.75% 2000                            7,000              7,542

Riverwood International Corp., Series II, 10.75% 2000                2,000              2,155

Riverwood International Corp. 11.25% 2002                            17,750             19,348              .24

Tjiwi Kimia International Finance Co. 13.25% 2001                    7,750              8,254               .07

                                                                                        --------            -----

                                                                                        224,732             1.83

                                                                                        --------            -----





Energy Sources and Energy Equipment & Services - 1.61%

California Energy Co., Inc. 0%/10.25% 2004 (2)(4)                    60,300             52,461

CALIFORNIA ENERGY CO., INC. 9.875% 2003                              3,000              3,030               .45

DUAL DRILLING CO. 9.875% 2004                                        8,550              8,037               .06

FLORES & RUCKS, INC. 13.50% 2004                                     9,000              10,102              .08

Global Marine, Inc. 12.75% 1999                                      17,500             19,316              .16

MESA CAPITAL CORP. 0%/12.75% 1998 (4)                                15,000             13,575              .11

Occidental Petroleum Corp. 9.25% 2019                                11,400             13,310              .11

Oryx Energy Co. 9.50% 1999                                           16,000             16,880

Oryx Energy Co. 10.00% 1999                                          4,500              4,804

Oryx Energy Co. 10.00% 2001                                          2,000              2,170               .19

Subic Power Corp. 9.50% 2008 (2)                                     10,102             9,395               .08

TRANSTEXAS GAS CORP. 11.50% 2002                                     38,000             39,520              .32

Wilrig AS 11.25% 2004                                                5,500              5,693               .05

                                                                                        --------            -----

                                                                                        198,293             1.61

                                                                                        --------            -----



Utilities - Electric & Gas - 1.38%

BRIDAS CORP. 12.50% 1999                                             6,000              5,745               .05

CMS Energy Corp. 0%/9.50% 1997 (4)                                   3,000              2,955               .02

Korea Electric Power Corp. 7.75% 2013                                5,000              4,913               .04

LONG ISLAND LIGHTING CO. 7.30% 1999                                  23,500             23,077

LONG ISLAND LIGHTING CO. 7.125% 2005                                 10,000             8,819

LONG ISLAND LIGHTING CO. 8.90% 2019                                  25,000             22,969

Long Island Lighting Co. 9.00% 2022                                  25,000             23,016

LONG ISLAND LIGHTING CO. 8.20% 2023                                  10,000             8,837

Long Island Lighting Co. 9.625% 2024                                 19,000             18,859              .86

Midland Cogeneration Venture LP 10.33% 2002                          29,655             30,767

Midland Cogeneration Venture LP, Secured Lease

 Obligation Bonds 10.33% 2002                                        13,871             14,391              .37

OHIO EDISON CO. 7.875% 2023                                          5,000              4,800               .04

                                                                                        --------            -----

                                                                                        169,148             1.38

                                                                                        --------            -----





Banking and Insurance - 1.37%

H.F. Ahmanson & Co. 9.875% 1999                                      3,500              3,856               .03

American Re Corp. 10.875% 2004                                       20,000             22,115              .18

Bank of Scotland 8.80% 2004 (2)                                      5,000              5,472               .04

BankAmerica Corp. 8.375% 2002                                        5,000              5,325               .04

BANKERS TRUST NEW YORK CORP. 6.00% 2008                              5,000              4,344               .03

Capital One Bank 8.625% 1997                                         10,000             10,295

CAPITAL ONE BANK 8.33% 1997                                          10,000             10,240

CAPITAL ONE BANK 8.125% 1998                                         27,500             28,178              .39

Chevy Chase Savings Bank, F.S.B. 9.25% 2005                          5,000              4,875               .04

CIGNA CORP. 6.375% 2006                                              6,000              5,432               .04

Citicorp 9.50% 2002                                                  5,000              5,611               .05

Coast Federal Bank 13.00% 2002                                       3,500              4,008               .03

Coast Savings Financial, Inc. 10.00% 2000                            6,500              6,792               .06

DIME BANCORP, INC. 10.50% 2005                                       4,000              4,340               .04

First Nationwide Bank 10.00% 2006                                    4,000              4,350               .04

Golden West Financial Corp. 10.25% 1997                              2,250              2,387               .02

Manufacturers Hanover Corp. 8.50% 1999                               3,295              3,478               .03

Midland American Capital 12.75% 2003                                 6,000              7,043               .06

New American Capital, Inc. 9.60% 1999 (2)                            5,000              5,000               .04

Security Pacific Corp. 10.25% 2001                                   3,000              3,509

Security Pacific Corp. 11.00% 2001                                   10,500             12,424              .13

SFFED Corp. 11.20% 2004 (2)                                          10,000             10,325              .08

                                                                                        --------            -----

                                                                                        169,399             1.37

                                                                                        --------            -----





Transportation - 1.27%

American Airlines, pass-through certificates, 1991-A1,

 9.71% 2007 (6)                                                      4,622              5,165

AMR Corp. 10.00% 2001                                                3,000              3,329

AMR Corp. 9.00% 2012                                                 10,500             11,042

AMR Corp. 9.20% 2012                                                 5,000              5,284               .20

Delta Air Lines, Inc. 9.875% 1998                                    6,750              7,136

Delta Air Lines, Inc. 9.875% 2000                                    13,000             14,166

Delta Air Lines, Inc. 10.375% 2011                                   15,000             17,365

Delta Air Lines, Inc., pass-through certificates,

 Series 1992-A2, 9.20% 2014 (6)                                      5,000              5,282

Delta Air Lines, Inc., pass-through certificates,

 Series 1993-A2, 10.50% 2016 (6)                                     6,000              6,862               .42

Mc-Cuernavaca Trust 9.25% 2001 (2)                                   7,786              5,985               .05

Northwest Airlines, Inc. 12.0916% 2000                               10,814             11,192

NWA Trust No. 2, Class D, 13.875% 2008                               10,000             11,400              .18

SFP PIPELINE HOLDINGS, INC. 11.16% 2010                              3,000              3,840               .03

United Air Lines, Inc. 9.00% 2003                                    18,000             18,708

United Air Lines, Inc. 8.39% 2011                                    7,500              7,650

United Air Lines, Inc. 10.67% 2004                                   14,000             16,174              .34

Viking Star Shipping Inc. 9.625% 2003                                6,000              6,090               .05

                                                                                        --------            -----

                                                                                        156,670             1.27

                                                                                        --------            -----





Leisure & Tourism - 0.81%

Foodmaker, Inc. 9.25% 1999                                           16,750             15,578

Foodmaker, Inc. 9.75% 2002                                           7,300              6,205               .18

Four Seasons Hotels Inc. 9.125% 2000 (2)                             2,000              1,960               .02

Harrah's Jazz Finance Corp. 14.25% 2001                              21,250             21,356

HARRAH'S OPERATING CO. INC. 8.75% 2000                               4,000              4,025

HARRAH'S OPERATING CO. INC. 10.875% 2002                             5,000              5,388               .25

Kloster Cruise Ltd. 13.00% 2003                                      33,200             24,900              .20

Plitt Theatres, Inc. 10.875% 2004                                    20,000             20,050              .16

                                                                                        --------            -----

                                                                                        99,462              .81

                                                                                        --------            -----





Financial Services - 0.73%

Chrysler Financial Corp. 13.25% 1999                                 11,000             13,441              .11

Fairfax Financial Holdings Ltd. 7.75% 2003                           9,750              9,550               .08

Ford Capital BV 10.125% 2000                                         5,500              6,242               .05

Ford Motor Credit Co. 8.875% 1996                                    2,500              2,565               .02

General Electric Capital Corp. 8.875% 2009                           4,000              4,622               .04

General Motors Acceptance Corp. 7.875% 1997                          10,000             10,231

General Motors Acceptance Corp. 7.00% 2000                           3,000              3,023

General Motors Acceptance Corp. 9.625% 2001                          30,000             33,754

General Motors Acceptance Corp. 8.75% 2005                           5,000              5,497

General Motors Acceptance Corp. 8.875% 2010                          500                563                 .43

                                                                                        --------            -----

                                                                                        89,488              .73

                                                                                        --------            -----





Food Retailing and Food Products & Beverages - 0.61%

Allied Supermarkets Inc. 6.625% 1998                                 9,301              8,929               .07

Canandaigua Wine Co., Inc. 8.75% 2003                                17,500             17,237              .14

Dr Pepper Bottling Co. of Texas 10.25% 2000                          7,500              7,800               .06

Safeway Inc. 10.00% 2002                                             3,500              3,990               .03

Smith's Food & Drug Centers, Inc., pass-through

 certificates, Series 94-A2, 8.64% 2012 (6)                          8,000              8,220               .07

Star Markets Co., Inc. 13.00% 2004 (2)                               9,750              9,945               .08

Stater Brothers Holdings Inc. 11.00% 2001 (2)                        16,000             16,040              .13

Vons Companies, Inc. 9.625% 2002                                     3,000              3,173               .03

                                                                                        --------            -----

                                                                                        75,334              .61

                                                                                        --------            -----





General Retailing & Merchandising - 0.60%

AnnTaylor, Inc. 8.75% 2000                                           10,446             9,924               .08

Barnes & Noble, Inc. 11.875% 2003                                    23,500             26,026              .21

CompUSA Inc. 9.50% 2000                                              1,500              1,447               .01

Dayton Hudson Corp. 9.50% 2015                                       5,000              5,813               .05

Levitz Furniture Corp. 12.375% 1997                                  9,250              9,065               .07

Thrifty PayLess, Inc. 11.75% 2003                                    7,500              7,950

Thrifty PayLess, Inc. 12.25% 2004                                    2,500              2,600

THRIFTY PAYLESS, INC. 12.25% 2004                                    10,000             11,000              .18

                                                                                        --------            -----

                                                                                        73,825              .60

                                                                                        --------            -----





Business & Public Services - 0.54%

ADT OPERATIONS 9.25% 2003                                            7,000              7,175               .06

Federal Express Corp. 10.00% 1998                                    4,000              4,363

Federal Express Corp. 9.875% 2002                                    7,000              7,993

Federal Express Corp. 7.53% 2006                                     14,754             14,720              .22

Neodata Services, Inc. 0%/12.00% 2003 (4)                            11,500             10,005              .08

PROTECTION ONE ALARM MONITORING, INC., UNITS

 CONSISTING OF NOTES AND WARRANTS, 0%/13.625%

 2005 (2)(4)                                                         15,000             10,162              .08

TNT Transport (Euro) PLC/TNT (USA) Inc. 11.50% 2004                  11,750             12,220              .10

                                                                                        --------            -----

                                                                                        66,638              .54

                                                                                        --------            -----





Metals: Steel & Nonferrous - 0.54%

Acme Metals Inc. 0%/13.50% 2004 (4)                                  10,500             8,085

Acme Metals Inc. 12.50% 2002                                         3,000              3,030               .10

AK STEEL CORP. 10.75% 2004                                           8,000              8,610               .07

Armco Inc. 11.375% 1999                                              4,950              5,160               .04

Ispat Mexicana 10.375% 2001 (2)                                      2,000              1,760

Ispat Mexicana, SA de CV, 10.375% 2001                               4,000              3,520               .04

KAISER ALUMINUM AND CHEMICAL CORP. 9.875% 2002                       5,000              5,050

Kaiser Aluminum and Chemical Corp. 12.75% 2003                       7,000              7,753               .11

POHANG IRON & STEEL CO., LTD. 7.375% 2005                            10,000             10,044              .08

UCAR Global Enterprises Inc. 12.00% 2005 (2)                         7,000              7,700               .06

USX Corp. 9.625% 2003                                                5,000              5,541               .04

                                                                                        --------            -----

                                                                                        66,253              .54

                                                                                        --------            -----





Miscellaneous - 0.51%

Owens-Illinois, Inc. 11.00% 2003                                     6,000              6,615               .05

Samsung Electronics Co., Ltd. 8.50% 2002 (2)                         22,500             23,934              .19

Tenneco Inc. 10.00% 1998                                             1,500              1,634

Tenneco Inc. 7.875% 2002                                             2,000              2,080               .03

Tyco Toys, Inc. 10.125% 2002                                         15,700             13,973              .12

Unisys Corp. 10.625% 1999                                            10,000             10,700              .09

WestPoint Stevens Inc. 8.75% 2001                                    4,000              3,980               .03

                                                                                        --------            -----

                                                                                        62,916              .51

                                                                                        --------            -----





Automobiles - 0.36%

General Motors Corp. 9.45% 2011                                      5,000              5,832

General Motors Corp. 8.80% 2021                                      35,000             38,674              .36

                                                                                        --------            -----

                                                                                        44,506              .36

                                                                                        --------            -----





Aerospace, Automotive and Machinery - 0.36%

Caterpillar Inc. 8.01% 2002                                          15,000             15,903              .13

Coltec Industries Inc 9.75% 1999                                     8,000              8,280

Coltec Industries Inc 9.75% 2000                                     8,500              8,797               .14

EXIDE CORP. 10.00% 2005 (2)                                          8,250              8,601               .07

MagneTek, Inc. 10.75% 1998                                           2,000              2,100               .02

                                                                                        --------            -----

                                                                                        43,681              .36

                                                                                        --------            -----





Real Estate - 0.29%

Beverly Finance Corp. 8.36% 2004 (2)                                 5,000              5,188               .04

ERP OPERATING LP 7.95% 2002                                          3,750              3,844               .03

B.F. Saul Real Estate Investment Trust 11.625% 2002                  23,000             21,505              .18

Shopping Center Associates 6.75% 2004 (2)                            5,000              4,787               .04

                                                                                        --------            -----

                                                                                        35,324              .29

                                                                                        --------            -----





Construction & Building Materials - 0.23%

BUILDING MATERIALS CORP. 0%/11.75% 2004 (4)                          5,000              3,050               .03

M.D.C. Holdings, Inc. 11.125% 2003                                   10,000             9,000               .07

Tolmex, SA de CV 8.375% 2003                                         3,500              2,730               .02

TRIANGLE PACIFIC CORP. 10.50% 2003                                   3,000              3,075               .03

Del Webb Corp. 9.75% 2003                                            10,500             10,237              .08

                                                                                        --------            -----

                                                                                        28,092              .23

                                                                                        --------            -----







Collateralized Mortgage/Asset-Backed Obligations (6)

 (excluding those issued by federal agencies) - 1.69%

BANCO NACIONAL DE MEXICO 0% 2002 (2)                                 6,500              6,500               .05

Bank of America 9.50% 2008                                           104                104                 .00

CASE EQUIPMENT LOAN TRUST 1995-A 7.30% 2002                          19,077             19,387              .16

Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,

 7.25% 2024                                                          9,910              9,625               .08

Citicorp Mortgage Securities, Inc., Series 1992-20,

 Class A3, 7.50% 2006                                                8,270              8,304               .07

CMC Securities Corp. I, Series 1993-E, Class S9,

 6.50% 2008                                                          2,801              2,627               .02

CSFB FINANCE CO. LTD. 7.00% 2005 (2)(5)                              5,000              4,803               .04

ELECTRONIC TRANSFER MASTER TRUST 9.35% 2002 (2)                      15,000             15,187              .12

GE Capital Mortgage Services, Inc., Series 94-2, Class

 A15, 6.582% 2009 (7)                                                6,310              3,691               .03

Green Tree Financial Corp., Net Interest Margin Trust,

 Series 1994-A, 6.90% 2004                                           3,640              3,602

Green Tree Financial Corp., Seller and Servicer

 Manufactured Housing Contract, Series 1993-2, Class B,

 8.00% 2018                                                          14,000             13,877

GREEN TREE FINANCIAL CORP., SELLER AND SERVICER

 MANUFACTURED HOUSING CONTRACT, SERIES 1995-1, CLASS A-3,
7.95% 06/15/25

 7.95% 2025                                                          5,000              5,184               .18

Jet Equipment Trust, Series 1994-A, Class B1, 10.91%

 2006 (2)                                                            6,989              7,776

JET EQUIPMENT TRUST, SERIES 1995-B, CERTIFICATES,

 10.91% 2014 (2)                                                     4,750              4,780

JET EQUIPMENT TRUST, SERIES 1995-A, CLASS B, 8.64%

 2015 (2)                                                            15,000             15,750

JET EQUIPMENT TRUST, SERIES 1995-A, CLASS C, 10.69%

 2015 (2)                                                            5,000              5,419

JET EQUIPMENT TRUST, SERIES 1995-B, CLASS A, 7.63%

 2015 (2)                                                            14,500             14,554

JET EQUIPMENT TRUST, SERIES 1995-B, CLASS C, 9.71%

 2015 (2)                                                            5,500              5,555               .44

Merrill Lynch Mortgage Investors, Inc., Seller

 Manufactured Housing Contract, Series 1992-B, Class A2,

 8.05% 2012                                                          2,500              2,544               .02

Prudential Home Mortgage Securities Co., Inc.,

 Series 1992-37, Class A6, 7.00% 2022                                8,000              7,987               .07

Resolution Trust Corp., Series 1992-CHF, Class E,

 8.25% 2020                                                          11,016             10,369

Resolution Trust Corp., Series 1993-C1, Class D,

 9.45% 2024                                                          6,142              6,288

Resolution Trust Corp., Series 1993-C1, Class E,

 9.50% 2024                                                          2,528              2,481

Resolution Trust Corp., Series 1993-C2, Class C,

 8.00% 2025                                                          3,000              3,026

Resolution Trust Corp., Series 1993-C2, Class D,

 8.50% 2025                                                          3,290              3,339

Resolution Trust Corp., Series 1993-C2, Class E,

 8.50% 2025                                                          1,284              1,268               .23

SKW II REAL ESTATE LP, CLASS A, 6.45% 2002 (2)                       7,780              7,780               .06

Standard Credit Card Master Trust I, credit card

 participation certificates, Series 1991-1A, 8.50% 1997              4,000              4,079

Standard Credit Card Master Trust I, credit card

 participation certificates, Series 1991-4A, 8.00% 1997              5,000              5,094

Standard Credit Card Master Trust I, credit card

 participation certificates, Series 1994-2A, 7.25% 2008              5,000              5,062               .11

USWFS Manufactured Housing Contract, Series 1990-A,

 9.05% 2010 (2)                                                      1,242              1,252               .01

                                                                                        --------            -----

                                                                                        207,294             1.69

                                                                                        --------            -----





Federal Agency Obligations-Mortgage Pass-Throughs (6)

  - 2.94%

Federal Home Loan Mortgage Corp. 8.50% 2008                          604                624

Federal Home Loan Mortgage Corp. 8.50% 2020                          12,198             12,572

Federal Home Loan Mortgage Corp. 9.00% 2016                          3,086              3,211

Federal Home Loan Mortgage Corp. 9.00% 2021                          2,482              2,582

Federal Home Loan Mortgage Corp. 10.00% 2019                         125                135

Federal Home Loan Mortgage Corp. 11.50% 2000                         18                 19                  .16

Federal National Mortgage Assn. 7.50% 2007-2023                      31,210             31,494

Federal National Mortgage Assn. 8.00% 2009-2013                      6,426              6,567

Federal National Mortgage Assn. 8.50% 2014-2023                      4,014              4,135

Federal National Mortgage Assn. 9.00% 2008-2025                      8,774              9,134

FEDERAL NATIONAL MORTGAGE ASSN. 10.00% 2020                          4,145              4,502               .46

Government National Mortgage Assn. 5.50% 2023-2024 (5)               90,015             88,545

Government National Mortgage Assn. 6.00% 2017-2024 (5)               12,565             12,495

Government National Mortgage Assn. 6.125% 2022 (5)                   14,738             14,834

Government National Mortgage Assn. 6.50% 2024                        1,974              1,875

Government National Mortgage Assn. 6.50% 2024 (5)                    3,961              3,976

Government National Mortgage Assn. 7.00% 2008-2023                   34,018             33,430

Government National Mortgage Assn. 7.50% 2017-2024                   36,749             36,726

Government National Mortgage Assn. 8.00% 2017                        7,137              7,280

Government National Mortgage Assn. 8.50% 2017-2025                   41,812             43,345

Government National Mortgage Assn. 9.00% 2008-2025                   18,852             19,806

Government National Mortgage Assn. 9.50% 2009-2025                   19,309             20,588

Government National Mortgage Assn. 10.00% 2016-2019                  2,167              2,358

Government National Mortgage Assn. 10.50% 2018-2019                  335                369

Government National Mortgage Assn. 11.00% 2015                       150                167                 2.32

                                                                                        --------            -----

                                                                                        360,769             2.94

                                                                                        --------            -----





Federal Agency Obligations-Collateralized Mortgage

 Obligations (7) - 0.14%

Federal Home Loan Mortgage Corp., Series 1625, Class SC,

 4.703% 2008                                                         2,140              1,273

Federal Home Loan Mortgage Corp., Series 1587, Class SL,

 7.511% 2008                                                         3,958              2,963

Federal Home Loan Mortgage Corp., Series 1475, Class SA,

 8.035% 2008                                                         2,168              1,725

Federal Home Loan Mortgage Corp., Series 1607, Class SA,

 6.536% 2013                                                         5,287              3,374

Federal Home Loan Mortgage Corp., Series 1673, Class SA,

 4.445% 2024                                                         6,000              2,786               .10

Federal National Mortgage Assn., Series 1993-234,

 Class SC, 4.977% 2008                                               8,754              4,583

Federal National Mortgage Assn., Series 1993-G19,

 Class SJ, 0% 2023                                                   262                136                 .04

                                                                                        --------            -----

                                                                                        16,840              .14

                                                                                        --------            -----





Other Federal Agency Obligations - 0.76%

FEDERAL HOME LOAN BANK 7.28% 2000                                    6,000              6,007

Federal Home Loan Bank 6.41% 2003                                    10,000             9,634

Federal Home Loan Bank 6.16% 2004                                    13,000             12,358

Federal Home Loan Bank 6.27% 2004                                    6,000              5,735               .28

Federal Home Loan Mortgage Corp. 5.74% 2003                          5,000              4,677

Federal Home Loan Mortgage Corp. 6.39% 2003                          7,750              7,740

Federal Home Loan Mortgage Corp. 6.44% 2003                          3,000              2,905

Federal Home Loan Mortgage Corp. 6.50% 2003                          5,000              4,855

Federal Home Loan Mortgage Corp. 6.59% 2003                          6,000              5,834

Federal Home Loan Mortgage Corp. 6.19% 2004                          10,750             10,213

Federal Home Loan Mortgage Corp. 6.27% 2004                          5,450              5,208               .33

Federal National Mortgage Assn. 6.30% 1997                           10,000             9,998               .08

FNSM Principal STRIPS 0%/8.62% 2022 (4)                              10,000             8,066               .07

                                                                                        --------            -----

                                                                                        93,230              .76

                                                                                        --------            -----





Governments and Governmental Authorities - 0.80%

Argentina Bocon 7.306% 2001 (3)(5)                                   20,000             10,889

Argentina (Republic of) 8.375% 2003                                  13,000             9,913

Argentina (Republic of) Eurobond Series L, 7.312% 2005

 (5)                                                                 33,000             20,254

Argentina (Republic of) Eurobond Series L, 5.00% 2023 (5)            42,250             19,646              .50

BRAZIL (REPUBLIC OF) DEBT CONVERSION BOND 7.312%

 2012 (5)                                                            2,000              1,047               .01

British Columbia Hydro & Power Authority 12.50% 2014                 10,000             12,066              .10

Italy (Republic of) 6.875% 2023                                      10,000             8,734               .07

Ontario (Province of) 7.75% 2002                                     2,500              2,624

Ontario (Province of) 15.25% 2012                                    5,000              6,093               .07

Petroleo Brasileiro SA-PETROBRAS 10.212% 1998 (5)                    2,500              2,500               .02

POLAND (REPUBLIC OF) 7.75% 2000 (2)                                  4,250              4,250               .03

United Mexican States Government 6.25% Eurobonds 2019                1,000              603                 .00

                                                                                        --------            -----

                                                                                        98,619              .80

                                                                                        --------            -----





Floating Rate Eurodollar Notes (Undated) (5) - 0.28%

Bank of Nova Scotia 6.562%                                           10,000             7,838               .06

Canadian Imperial Bank of Commerce 6.625%                            10,000             7,925               .07

Financiere Credit Suisse-First Boston 6.125%                         2,000              1,560               .01

Gentra Inc. 6.65%                                                    2,125              2,120               .02

Midland Bank 6.125%                                                  5,000              4,075               .03

Standard Chartered Bank 5.812%                                       15,000             11,231              .09

                                                                                        --------            -----

                                                                                        34,749              .28

                                                                                        --------            -----





U.S. Treasury Obligations - 12.51%

7.25% August 1996                                                    60,000             60,881              .50

8.00% October 1996                                                   4,000              4,100               .03

7.25% November 1996                                                  75,000             76,324              .62

8.00% January 1997                                                   100,000            103,031             .84

6.75% February 1997                                                  4,000              4,055               .03

6.875% April 1997                                                    60,000             61,003              .50

8.50% April 1997                                                     40,000             41,681              .34

8.50% May 1997                                                       6,000              6,262               .05

8.50% July 1997                                                      4,000              4,189               .03

5.625% August 1997                                                   100,000            99,422              .81

8.625% August 1997                                                   75,000             78,856              .64

5.50% September 1997                                                 75,000             74,379              .61

5.75% October 1997                                                   100,000            99,609              .81

8.75% October 1997                                                   35,000             36,996              .30

6.00% November 1997                                                  60,000             60,075              .49

7.875% January 1998                                                  50,000             52,133              .42

8.125% February 1998                                                 40,000             41,975              .34

9.25% August 1998                                                    45,000             48,951              .40

8.875% February 1999                                                 12,000             13,048              .11

9.125% May 1999                                                      10,000             10,997              .09

6.75% June 1999                                                      91,000             92,863              .76

6.875% August 1999                                                   78,000             79,950              .65

8.75% August 2000                                                    22,500             24,954              .20

8.50% November 2000                                                  10,000             11,052              .09

7.75% February 2001                                                  70,000             74,955              .61

11.625% November 2002                                                18,000             23,425              .19

10.75% February 2003                                                 19,500             24,491              .20

11.625% November 2004                                                30,000             40,598              .33

10.75% August 2005                                                   9,000              11,758              .10

10.375% November 2009                                                7,100              8,933               .07

12.75% November 2010                                                 9,500              13,793              .11

14.00% November 2011                                                 3,500              5,519               .04

10.375% November 2012                                                15,000             19,477              .16

8.875% August 2017                                                   18,500             22,547              .18

7.125% February 2023                                                 102,500            105,111             .86

                                                                                        --------            -----

                                                                                        1,537,393           12.51

                                                                                        --------            -----





TOTAL BONDS & NOTES (cost: $4,969,823,000)                                              4,976,227           40.49

                                                                                        --------            -----







----------------------------------



Short-Term Securities



----------------------------------

Corporate Short-Term Notes - 2.24%

THE CIT GROUP HOLDINGS, INC. 5.71%-5.95%

 DUE 8/11-8/25/95                                                    50,000             49,856              .41

JOHN DEERE CAPITAL CORP. 5.72% DUE 8/8/95                            33,800             33,757              .27

E.I. DU PONT DE NEMOURS AND CO. 5.68% DUE 9/8/95                     14,900             14,808              .12

KIMBERLY-CLARK CORP. 5.63% DUE 9/7/95                                10,000             9,941               .08

ELI LILLY AND CO. 5.65%-5.88% DUE 8/21-9/18/95                       23,200             23,098              .19

National Rural Utilities Cooperative Finance Corp.

 5.72% due 8/17/95                                                   30,000             29,919              .24

J.C. Penney Funding Corp. 5.69%-5.92% due 8/15-8/24/95               29,180             29,079              .24

PEPSICO, INC. 5.70%-5.91% DUE 8/10-8/29/95                           37,700             37,574              .31

US WEST COMMUNICATIONS 5.62% DUE 10/11/95                            15,000             14,830              .12

XEROX CORP. 5.73%-5.94% DUE 8/3-8/30/95                              32,400             32,331              .26

                                                                                        --------            -----

                                                                                        275,193             2.24

                                                                                        --------            -----



Federal Agency Short-Term Obligations - 0.20%

Federal Home Loan Mortgage Corp.

 5.58%-5.85% due 8/4-10/30/95                                        24,000             23,859              .19

Federal National Mortgage Assn. 7.00% due 2/10/96                    1,000              1,006               .01

                                                                                        --------            -----

                                                                                        24,865              .20

                                                                                        --------            -----



U.S. Treasury Short-Term Securities - 2.15%

8.50% August 1995                                                    53,500             53,550              .44

7.50% January 1996                                                   60,000             60,515              .49

7.875% February 1996                                                 50,000             50,555              .41

8.875% February 1996                                                 19,000             19,312              .16

7.375% May 1996                                                      75,000             75,914              .62

7.875% July 1996                                                     4,000              4,078               .03

                                                                                        --------            -----

                                                                                        263,924             2.15

                                                                                        --------            -----



TOTAL SHORT-TERM SECURITIES (cost: $570,234,000)                                        563,982             4.59

                                                                                        --------            -----

TOTAL INVESTMENT SECURITIES (cost: $11,024,746,000)                                     12,153,945          98.89



Excess of cash and receivables over payables                                            136,212             1.11

                                                                                        --------            -----

NET ASSETS                                                                              $12,290,157         100.00%

                                                                                        ==========          ======


(1)  Non-income-producing securities.

(2) Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

(3) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

(4) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

(5)  Coupon rates may change periodically.

(6) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

(7) Represents an inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.

See Notes to Financial Statements

----------------------------
Equity-type securities
 appearing in the portfolio
 since January 31, 1995
----------------------------

Allstate
Bancorp Hawaii
Burlington Northern
Chemical Banking
Cooper Industries
First Fidelity
First Security
First Tennessee National
General Mills
Goodyear Tire & Rubber
Monsanto
National City
J.C. Penney
SAFECO
Seagate Technology
Weyerhaeuser

------------------------------
Equity-type securities
 eliminated from the portfolio
 since January 31, 1995
------------------------------

Bank of Montreal
BCE
Canadian Imperial Bank of Commerce
Carolina Power & Light
Consolidated Freightways
Dexter
Household International
MBNA
National Semiconductor
National Service Industries
Phelps Dodge
Republic New York
Staples
Tandy
United Technologies
Xerox
*****************

The Income Fund of America
Financial Statements

Statement of Assets and Liabilities                                                       (dollars in

July 31, 1995                                                                             thousands)

----------------------------------------               ---------                          ------------------

ASSETS:

Investment securities at market

 (cost: $11,024,746)                                                                      $12,153,945

Cash                                                                                      1,282

Receivables for-

 Sales of investments                                  $ 35,360

 Sales of fund's shares                                20,017

 Dividends and accrued interest                        128,816                            184,193

                                                       ---------                          ------------------

                                                                                          12,339,420

LIABILITIES:

Payables for-

 Purchases of investments                              33,037

 Repurchases of fund's shares                          8,772

 Management services                                   3,193

 Accrued expenses                                      4,261                              49,263

                                                       ---------                          ------------------

NET ASSETS AT JULY 31, 1995-

 Equivalent to $14.92 per share on

 823,830,743 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--1,200,000,000 shares)                                                     $12,290,157

                                                                                          =================







Statement of Operations                                                                   (dollars in

for the year ended July 31, 1995                                                          thousands)

-----------------------------------------              ---------                          ------------------

INVESTMENT INCOME:

Income:

 Dividends                                             $259,485

 Interest                                              492,564                            $752,049

                                                       ---------

Expenses:

 Management services fee                               35,698

 Distribution expenses                                 25,061

 Transfer agent fee                                    7,211

 Reports to shareholders                               729

 Registration statement and

  prospectus                                           960

 Postage, stationery and supplies                      1,577

 Directors' fees                                       150

 Auditing and legal fees                               51

 Custodian fee                                         260

 Taxes other than federal income tax                   2

 Other expenses                                        53                                 71,752

                                                       ---------                          ----------------

 Net investment income                                                                    680,297

                                                                                          -----------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

 Net realized gain                                                                        50,302

 Net increase in unrealized appreciation on

  investments:

  Beginning of year                                    134,366

  End of year                                          1,129,199                          994,833

                                                       ---------                          ----------------

  Net realized gain and unrealized

   appreciation on investments                                                            1,045,135

                                                                                          ---------------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                          $1,725,432

                                                                                          ================





----------------------------------------                                                  ----------------

Statement of Changes in Net Assets                                                        (dollars in

                                                                                          thousands)

-----------------------------------------                                                 ------------------



                                                       Year ended

                                                       July 31

                                                       1995                               1994

                                                       -----------------                  ----------------

OPERATIONS:

Net investment income                                  $   680,297                        $   599,418

Net realized gain on investments                       50,302                             127,926

Net increase (decrease) in unrealized

 appreciation on investments                           994,833                            (563,497)

                                                       ---------                          ---------

 Net increase in net assets

  resulting from operations                            1,725,432                          163,847

                                                       ---------                          ---------

DIVIDENDS AND DISTRIBUTIONS

 PAID TO SHAREHOLDERS:

Dividends from net investment income                   (598,609)                          (590,832)

Distributions from net realized

 gain on investments                                   (47,119)                           (242,204)

                                                       ---------                          ---------

 Total dividends and distributions                     (645,728)                          (833,036)

                                                       ---------                          ---------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 118,485,003 and 194,658,239

 shares, respectively                                  1,645,595                          2,785,416

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions of

 net realized gain on investments:

 42,687,032 and 47,830,913

 shares, respectively                                  586,118                            679,271

Cost of shares repurchased:

 112,581,008 and 92,301,774

 shares, respectively                                  (1,558,083)                        (1,303,690)

                                                       ---------                          ---------

 Net increase in net assets

  resulting from capital share

  transactions                                         673,630                            2,160,997

                                                       ---------                          ---------

TOTAL INCREASE IN NET ASSETS                           1,753,334                          1,491,808



NET ASSETS:

Beginning of year                                      10,536,823                         9,045,015

                                                       ---------                          ---------

End of year (including undistributed

 net investment income: $110,419

 and $28,731, respectively)                            $12,290,157                        $10,536,823

                                                       ===========                        =================




See Notes to Financial Statements

Notes to Financial Statements

1. The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Equity-type securities are stated at market value based upon closing sales prices reported on recognized securities exchanges (or reported on the NASDAQ national market) on the last business day of the year or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale price prior to the time of valuation or, lacking any sales, at the last reported bid price.

    Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

    Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $260,000 includes $57,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of July 31, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $1,129,273,000, of which $1,315,988,000 related to appreciated securities and $186,715,000 related to depreciated securities. During the year ended July 31, 1995, the fund realized, on a tax basis, a net capital gain of $50,310,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $11,024,672,000 at July 31, 1995.

3. The fee of $35,698,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 2.25% of monthly gross investment income.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1995, distribution expenses under the Plan were $25,061,000. As of July 31, 1995, accrued and unpaid distribution expenses were $4,105,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $7,211,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,246,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1995, aggregate amounts deferred were $111,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1995, accumulated undistributed net realized gain on investments was $47,534,000 and additional paid-in capital was $10,179,174,000.

    The fund made purchases and sales of investment securities,    excluding
short-term securities, of $3,377,195,000 and $2,813,332,000, respectively, during the year ended July 31,1995.

Per-Share Data and Ratios

                                            Year


                                            ended


                                            July 31


                                            1995              1994              1993              1992              1991


                                            -------           -------           -------           -------           -------



Net Asset Value, Beginning of


 Year                                       $13.59            $14.47            $13.94            $12.54            $12.11


                                            -------           -------           -------           -------           -------


 Income from Investment


  Operations:


  Net investment income                     .85               .83               .85               .85               .86


  Net realized and unrealized


   gain (loss) on investments               1.29              (.53)             .74               1.48              .53


                                            -------           -------           -------           -------           -------


   Total income from


 investment operations                      2.14              .30               1.59              2.33              1.39


                                            -------           -------           -------           -------           -------


 Less Distributions:


  Dividends from net investment


 income                                     (.75)             (.83)             (.84)             (.85)             (.89)


  Distributions from net


 realized gains                             (.06)             (.35)             (.22)             (.08)             (.07)


                                            -------           -------           -------           -------           -------


   Total distributions                      (.81)             (1.18)            (1.06)            (.93)             (.96)


                                            -------           -------           -------           -------           -------


Net Asset Value, End of Year                $14.92            $13.59            $14.47            $13.94            $12.54


                                            =======           =======           =======           =======           =======





Total Return /1/                            16.42%            1.98%             11.88%            19.16%            12.24%








Ratios/Supplemental Data:


  Net assets, end of year (in


 millions)                                  $12,290           $10,537           $9,045            $5,121            $2,771


  Ratio of expenses to average


 net assets                                 .65%              .63%              .62%              .66%              .73%


  Ratio of net income to average


 net assets                                 6.12%             5.92%             6.05%             6.40%             7.23%


  Portfolio turnover rate                   26.26%            26.42%            29.18%            22.71%            23.35%






/1/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc., including the schedule of portfolio investments as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of the Income Fund of America, Inc. as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP

Los Angeles, California
August 23, 1995

TAX INFORMATION (UNAUDITED)

     Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 38% of the dividends paid by the fund from net investment income represents qualifying dividends.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 20% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     In January 1996 we will provide you information on distributions paid during the calendar year to help you in completing your 1995 income tax returns. Shareholders should consult their own tax advisors.

The Income Fund Of America

Board of Directors

ROBERT A. FOX, Livingston, California
President And Chief Executive Officer, Foster Farms Inc.

ROBERTA L. HAZARD, McLean, Virginia
Rear Admiral, U.S. Navy (Retired)

E.T. HINSHAW, JR., Newport Beach, California
Private investor; former Yachting Commissioner, Los Angeles Olympic Organizing Committee

RICHARD H.M. HOLMES, Hillsborough, California
Retired; former Vice President, Capital Research and Management Company

LEONADE D. JONES, Washington, D.C.
Treasurer, The Washington Post Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance, Graduate School of Business, Stanford University

THEODORE D. NIERENBERG, Armonk, New York
Private investor; former President, Dansk International Designs, Ltd.

JAMES W. RATZLAFF, San Francisco, California
Vice Chairman of the Board, Capital Research and Management Company

HENRY E. RIGGS, Claremont, California
President and Professor of Engineering, Harvey Mudd College

WALTER P. STERN, New York, New York
Chairman of the Board of the Fund
Chairman of the Board, Capital Group International, Inc.

PATRICIA K. WOOLF, Princeton, New Jersey
Private Investor; lecturer, Department of Molecular Biology, Princeton
University
Other Officers

GEORGE A. MILLER, San Francisco, California
President of the Fund
Senior Vice President and Director, Capital Research And Management Company

STEPHEN E. BEPLER, New York, New York
Senior Vice President of the fund
Senior Vice President and Director, Capital Research Company

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director, Capital Research And Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director, Capital Research and Management Company

RICHARD T. SCHOTTE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research and Management Company

STEVEN N. KEARSLEY, Los Angeles, California
Vice President of the fund
Vice President and Treasurer, Capital Research and Management Company

JANET A. MCKINLEY, New York, New York
Vice President of the fund
Senior Vice President, Capital Research Company

DINA N. PERRY, Washington, D.C.
Vice President of the fund
Vice President, Capital Research and Management Company

JOHN H. SMET, Los Angeles, California
Vice President of the fund
Vice President, Capital Research and Management Company

PATRICK F. QUAN, San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. CREMIN, Los Angeles, California
Treasurer of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Los Angeles, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Office of the Fund

Four Embarcadero Center, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California  94120-7650

Investment Adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, California  90071-1443

135 South State College Boulevard
Brea, California  92621-5804

Transfer Agent for
Shareholder Accounts
American Funds Service Company
P.O. Box 2205
Brea, California  92622-2205

P.O. Box 659522
San Antonio, Texas  78265-9522

P.O. Box 6007
Indianapolis, Indiana  46206-6007

P.O. Box 2280
Norfolk, Virginia  23501-2280

Custodian of Assets

The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York  10081-0001

Counsel

Morrison & Foerster
345 California Street
San Francisco, California  94104-2675

Independent Auditors

Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California  90017-2472

Principal Underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California  90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE INCOME FUND OF AMERICA, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER SEPTEMBER 30, 1995, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

Litho in USA  BDA/AL/2685
Lit. No. IFA-011-0995